Exhibit 99.1








FOR IMMEDIATE RELEASE



                    TMNG REPORTS 2003 SECOND QUARTER RESULTS



Overland Park, KS, August 4, 2003 - The Management  Network Group, Inc. (Nasdaq:
TMNG), a leading provider of management consulting services to the global communications industry, today reported financial results for its 2003 second quarter ended June 28, 2003.

Revenue in the second quarter of 2003 was $5.0 million, compared with $9.9 million in the second quarter of 2002. Net loss on a GAAP-reported basis for the quarter was $18.7 million, or $0.56 per diluted share, compared with a GAAP net loss of $1.8 million, or $0.05 per diluted share in last year's second quarter. Pro forma non-GAAP net loss (defined as GAAP net loss as reported in the unaudited condensed consolidated statements of operations plus equity-related charges, intangibles amortization, and intangible asset impairment, all in accordance with GAAP) for the quarter was $1.7 million, or $0.05 per diluted share, compared with pro forma non-GAAP net loss of $1.1 million, or $0.03 per diluted share in the second quarter of 2002.

In the second quarter the company performed an impairment analysis of goodwill and other intangible assets and estimates it will record an impairment charge of approximately $18.9 million reflecting the write-down of the assets related to TMNG Strategy. The charge has no impact on TMNG's cash flow or operating activities. Also during the second quarter the company reviewed the recoverability of its tax assets (including amounts arising from the current goodwill impairment) and has concluded a valuation allowance in the amount of $5.2 million was necessary to appropriately value the asset.

During the quarter, gross margin was 47.4% compared to 55.3% in the second quarter of 2002, due primarily to lower consultant utilization. Pricing, as measured by daily metrics for consulting services, remained relatively flat. Despite difficult operating conditions, the company further reduced its receivables collection period in the quarter and continues to maintain a sound balance sheet, including a cash position of $52.3 million, virtually no long-term debt, stockholders' equity of $95.5 million, and working capital of approximately $61.7 million.

Revenue for the first six months of fiscal 2003 totaled $12.4 million, compared with $17.2 million in the first six months of 2002. Gross margin year-to-date in 2003 was 49.3% compared with 49.9% in the comparable period of 2002. Net loss on a GAAP-reported basis for the first six months was $20.0 million, or $0.60 per diluted share, compared with a GAAP net loss of $4.6 million, or $0.14 per diluted share in the comparable period of 2002. Pro forma non-GAAP net loss was comparable at $2.4 million, or $0.07 per diluted share, compared to a loss of $2.2 million, or $0.07 per diluted share a year ago.

"We're obviously disappointed with what was an exceptionally tough second quarter, though we are currently seeing encouraging signs of improvement in TMNG's business early in the second half of 2003," said Rich Nespola, Chairman and CEO. "In what remains a challenging environment overall, we continue to take prudent steps to run the company while keeping it well positioned. In the second quarter we took additional expenses out of the business, continued to manage receivables closely, and, as evidenced by the impairment charge, are maintaining a conservative approach to the valuation of our assets."

"At the same time, we are beginning to see good traction in several customer segments, most notably wireless, where the highly competitive carrier environment as well as the pending implementation of wireless number portability requirements have resulted in a number of new engagements," continued Mr. Nespola. "We've also begun recently to re-engage with the major ILEC that temporarily discontinued our services in the first quarter, and new clients are signing for longer engagements than we've seen in recent prior periods. These factors, coupled with positive indicators in our engagement pipeline, contribute to increased near-term optimism for the business."

CONFERENCE CALL
TMNG will host a conference call at 5:00 p.m. ET today to discuss second quarter 2003 results. Investors can access the conference call via a live webcast on the Company's Web site, www.tmng.com, or by dialing 877-375-2162. A replay of the conference call will be archived on the Company's Web site for one week. Additionally, the archived call can be accessed by dialing 973-341-3080, pin number 4064176, through August 11, 2003.

NON-GAAP FINANCIAL MEASURES
Management believes the presentation of pro forma non-GAAP net loss and pro forma non-GAAP net loss per diluted share provides useful information to investors regarding the Company's financial condition and results of operations because they illustrate the short-term impact on our cash reserves of the cash generated or used in our operations. Management uses these non-GAAP financial measures as an internal analytical tool to evaluate our cash requirements and cash availability.

ABOUT TMNG
The Management Network Group, Inc. (Nasdaq: TMNG) is a leading provider of strategy, management, marketing, operational and technology consulting services to the global communications industry. With more than 500 consultants worldwide, TMNG serves communications service providers, technology companies, and financial services firms. Since the company's inception in 1990, TMNG and its subsidiaries - TMNG Strategy, TMNG Marketing, TMNG Technologies and TMNG Europe
- have served more than 600 clients worldwide, including all the Fortune 500 telecommunications companies. TMNG is headquartered in Overland Park, Kansas, with offices in Boston, Chicago, Columbus, Dallas, La Jolla, London, New York, San Francisco, Toronto, Utrecht and Washington, D.C. TMNG can be reached at 1.888.480.TMNG (8664) or online at http://www.tmng.com.

This release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve risks and uncertainties. In particular, any statements contained herein regarding expectations with respect to future business, revenues or profitability are subject to known and unknown risks, uncertainties, and contingencies, many of which are beyond the Company's control, which may cause actual results, performance, or achievements to differ materially from those projected or implied in such forward-looking statements. Factors that might affect actual results, performance, or achievements include, among other things, conditions in the telecommunications industry, overall economic and business conditions, the demand for the Company's goods and services, and technological advances and competitive factors in the markets in which the Company competes. These risks and uncertainties are described in detail from time to time in TMNG's filings with the Securities and Exchange Commission.





                     (Please see attached financial tables)

CONTACT:
The Management Network Group, Inc.  or      Brainerd Communicators
Nancy Blanco                                Brian Schaffer (Investors)
nancy.blanco@tmng.com                       schaffer@braincomm.com
---------------------                       ----------------------
888.480.TMNG (8664)                         Ray Yeung (Media)
                                            yeung@braincomm.com
                                            -------------------
                                            212.986.6667


                       THE MANAGEMENT NETWORK GROUP, INC.
                 CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS
                                   (Unaudited)
                     (in thousands, except per share data)

                                                         Quarter Ended                        Year-to-Date
                                               June 28, 2003      June 29, 2002     June 28, 2003     June 29, 2002
    Revenues                                      $  5,020           $ 9,927           $12,426           $17.195

    Cost of services:
      Direct cost of services                        2,724             4,264             6,406             7,938
      Equity related charges (benefit)                 (84)              177              (104)              672
                                                  ---------          ---------        ----------         ---------
           Total                                     2,640             4,441             6,302             8,610

      Gross profit                                   2,380             5,486             6,124             8,585

      Operating expenses:
        Selling, general and administrative          4,879             5,628             9,753            11,084
        Goodwill and intangible asset impairment    18,942                              18,942
        Depreciation and amortization                  869               989             1,814             1,570
        Severance costs                                194             1,879               200             1,933
        Equity related charges (benefit)                (8)              117                 3               280
                                                  ---------          ---------        ----------         ---------
           Total                                    24,876             8,613            30,712            14,867

      Loss from operations                         (22,496)           (3,127)          (24,588)           (6,282)

      Other income, net                                146               208               306               507

      Income tax benefit, net                        3,613             1,097             4,313             2,288
                                                  ---------          ---------        ----------         ---------

      Loss before change in accounting principle   (18,737)           (1,822)          (19,969)           (3,487)

      Change in accounting principle (net of tax)                                                         (1,140)
                                                  ---------          ---------        ----------         ---------

      Net loss                                    ($18,737)           ($1,822)        ($19,969)          ($4,627)
                                                  =========          =========        ==========         =========

      Loss per common share before change
       in accounting principle
          Basic and diluted                         ($0.56)            ($0.05)          ($0.60)           ($0.11)
                                                  =========          =========        ==========         =========
      Change in accounting principle
       per common share
          Basic and diluted                                                                               ($0.03)
                                                  =========          =========        ==========         =========
      Net loss per common share
          Basic and diluted                         ($0.56)            ($0.05)          ($0.60)           ($0.14)
                                                  =========          =========        ==========         =========
      Shares used in calculation
       of net loss per common share
          Basic and diluted                         33,372             33,259           33,359            32,152
                                                  =========          =========        ==========         =========



                       THE MANAGEMENT NETWORK GROUP, INC.
                      CONSOLIDATED CONDENSED BALANCE SHEETS
                                    Unaudited
                                 (in thousands)

                ASSETS
                                               June 28, 2003   December 28, 2002
    CURRENT ASSETS:
      Cash and cash equivalents                    $52,312            $53,786
      Receivables, net                               5,843              9,358
      Refundable and deferred income taxes           7,644              4,771
      Other assets                                   1,058              1,723
                                                  --------           --------
         Total current assets                       66,857             69,638

    GOODWILL, net                                   15,528             31,308

    INTANGIBLES, net                                 2,980              7,454

    PROPERTY & EQUIPMENT, net                        1,897              2,285

    DEFERRED TAXES                                  15,994             14,272

    OTHER ASSETS                                       502                502
                                                  --------           --------

    TOTAL ASSETS                                  $103,758           $125,459
                                                  ========           ========

         LIABILITIES AND STOCKHOLDERS' EQUITY

    CURRENT LIABILITIES:
      Trade accounts payable                      $    421           $  1,170
      Accrued liabilities and other                  4,704              4,990
                                                  --------           --------
         Total current liabilities                   5,125              6,160

    NONCURRENT LIABILITIES                           3,167              3,573

    STOCKHOLDERS' EQUITY                            95,466            115,726
                                                  --------           --------

    TOTAL LIABILITIES AND
     STOCKHOLDERS' EQUITY                         $103,758           $125,459
                                                  ========           ========

           INFORMATION WITH RESPECT TO NON-GAAP FINANCIAL MEASURES


      NON-GAAP FINANCIAL MEASURE      MOST DIRECTLY COMPARABLE FINANCIAL MEASURE

      Pro forma non-GAAP net loss                      Net loss

      Pro forma non-GAAP net loss             Net loss per diluted share
           per diluted share

The following table contains a reconciliation to the non-GAAP financial measures described above as compared to financial measures calculated and presented in accordance with GAAP.



                       THE MANAGEMENT NETWORK GROUP, INC.
                 CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS
                                   (Unaudited)
                     (In thousands, except per share data)

                                                        Quarter Ended                         Year-to-Date
                                               June 28, 2003      June 29, 2002     June 28, 2003     June 29, 2002

    RECONCILLIATION TO PRO FORMA NON-GAAP NET LOSS
    GAAP Loss from operations                    $ (22,496)        $   (3,127)       $  (24,588)       $   (6,282)
    Addback
        Goodwill and intangible asset impairment    18,942                               18,942
        Equity related charges (benefit)               (92)               294              (101)              952
        Tax deductible intangible amortization         562                646             1,196               957
                                                 ----------        -----------       -----------       -----------
    GAAP Loss from operations, excluding above
      pro forma items                               (3,084)            (2,187)           (4,551)           (4,373)
    Add: Other income, net                             146                208               306               507
                                                 ----------        -----------       -----------       -----------
    Pre-tax pro forma loss                          (2,938)            (1,979)           (4,245)           (3,886)
        After tax rate                                  60%                60%               60%               60%
                                                 ----------        -----------       -----------       -----------
    Pro forma loss, net of tax benefit              (1,763)            (1,187)           (2,547)           (2,320)
    Intangible amortization exempt
      from tax benefit                                  82                 82               163               163
                                                 ----------        -----------       -----------       -----------
    Pro forma non-GAAP net loss                  $  (1,681)        $   (1,105)       $   (2,384)       $   (2,157)
                                                 ==========        ===========       ===========       ===========
    Pro forma non-GAAP net loss per common share
       Basic and diluted                         $   (0.05)        $    (0.03)       $    (0.07)       $    (0.07)
                                                 ==========        ===========       ===========       ===========


    RECONCILLIATION TO PRO FORMA NON-GAAP NET LOSS PER DILUTED COMMON SHARE

    GAAP Loss from operations                    $   (0.67)        $    (0.09)       $    (0.74)       $    (0.19)
    Addback
       Goodwill and intangible asset impairment       0.57                                 0.57
       Equity related charges (benefit)                                  0.01                                0.03
       Tax deductible intangible amortization         0.01               0.02              0.04              0.03
                                                 ----------        -----------       -----------       -----------
    GAAP Loss from operations, excluding above
      pro forma items                                (0.09)             (0.06)            (0.13)            (0.13)
    Add:  Other income, net                                              0.01              0.01              0.01
                                                 ----------        -----------       -----------       -----------
    Pre-tax pro forma loss                           (0.09)             (0.05)            (0.12)            (0.12)
       After tax rate                                   60%                60%               60%               60%
                                                 ----------        -----------       -----------       -----------
    Pro forma non-GAAP net loss                  $   (0.05)        $    (0.03)       $    (0.07)       $    (0.07)
                                                 ==========        ===========       ===========       ===========

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